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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-36140) of Therma-Wave, Inc. of our report dated April 26, 2001, except for note 12, as to which the date is June 8, 2001, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

                                          /s/ PricewaterhouseCoopers LLP

                                          PricewaterhouseCoopers LLP
                                          San Jose, California
June 20, 2001